Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2019

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2019	December 31, 2018
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$50,171,303	$45,923,727
Mortgage loans on real estate	3,083,675	2,943,091
Derivative instruments	888,208	205,149
Other investments	642,219	355,531
Total investments	54,785,405	49,427,498

Cash and cash equivalents	1,215,967	344,396
Coinsurance deposits	5,029,374	4,954,068
Accrued investment income	480,664	468,729
Deferred policy acquisition costs	2,805,568	3,535,838
Deferred sales inducements	1,943,534	2,516,721
Deferred income taxes	9,328	291,169
Income taxes recoverable	48,084	26,537
Other assets	53,380	60,608
Total assets	$66,371,304	$61,625,564

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$60,203,010	$57,606,009
Other policy funds and contract claims	263,691	270,858
Notes payable	494,850	494,591
Subordinated debentures	243,200	242,982
Amounts due under repurchase agreements	—	109,298
Other liabilities	1,669,078	502,725
Total liabilities	62,873,829	59,226,463

Stockholders' equity:
Common stock	90,936	90,369
Additional paid-in capital	817,997	811,186
Accumulated other comprehensive income (loss)	1,049,984	(52,432)
Retained earnings	1,538,558	1,549,978
Total stockholders' equity	3,497,475	2,399,101
Total liabilities and stockholders' equity	$66,371,304	$61,625,564

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenues:
Premiums and other considerations	$4,126	$5,757	$9,536	$14,810
Annuity product charges	60,700	55,006	113,666	105,729
Net investment income	570,568	533,282	1,129,006	1,044,066
Change in fair value of derivatives	76,045	132,205	460,514	(318,878)
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(3,832)	(38,381)	(4,395)	(38,079)
OTTI losses on investments:
Total OTTI losses	(998)	(745)	(998)	(1,652)
Portion of OTTI losses recognized from other comprehensive income	(215)	(1,651)	(215)	(1,651)
Net OTTI losses recognized in operations	(1,213)	(2,396)	(1,213)	(3,303)
Total revenues	706,394	685,473	1,707,114	804,345

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	6,939	9,276	16,238	21,370
Interest sensitive and index product benefits	251,103	427,951	387,777	942,046
Amortization of deferred sales inducements	19,785	78,112	53,094	178,535
Change in fair value of embedded derivatives	327,562	(101,949)	1,093,885	(969,181)
Interest expense on notes payable	6,380	6,374	12,759	12,746
Interest expense on subordinated debentures	4,057	3,878	8,145	7,508
Amortization of deferred policy acquisition costs	29,946	115,049	75,078	255,688
Other operating costs and expenses	37,426	32,540	76,405	63,780
Total benefits and expenses	683,198	571,231	1,723,381	512,492
Income (loss) before income taxes	23,196	114,242	(16,267)	291,853
Income tax expense (benefit)	4,606	20,339	(4,847)	56,988
Net income (loss)	$18,590	$93,903	$(11,420)	$234,865

Earnings (loss) per common share	$0.20	$1.04	$(0.13)	$2.60
Earnings (loss) per common share - assuming dilution	$0.20	$1.03	$(0.13)	$2.58

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	91,103	90,327	90,994	90,173
Earnings (loss) per common share - assuming dilution	91,785	91,271	91,765	91,206

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
Revenues:
Traditional life insurance premiums	$799	$829	$845	$807	$910
Life contingent immediate annuity considerations	3,327	4,581	3,585	6,433	4,847
Surrender charges	19,480	16,456	15,710	17,132	16,520
Lifetime income benefit rider fees	41,220	36,510	44,684	41,233	38,486
Net investment income	570,568	558,438	554,355	549,391	533,282
Change in fair value of derivatives	76,045	384,469	(1,054,281)	595,311	132,205
Net realized gains (losses) on investments, excluding OTTI	(3,832)	(563)	3,097	(2,196)	(38,381)
Net OTTI losses recognized in operations	(1,213)	—	(18,980)	(14,373)	(2,396)
Total revenues	706,394	1,000,720	(450,985)	1,193,738	685,473

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	576	878	731	838	981
Life contingent immediate annuity benefits and change in future policy benefits	6,363	8,421	6,708	9,883	8,295
Interest sensitive and index product benefits (a)	251,103	136,674	255,700	413,089	427,951
Amortization of deferred sales inducements (b)	19,785	33,309	(11,578)	55,244	78,112
Change in fair value of embedded derivatives	327,562	766,323	(804,026)	383,716	(101,949)
Interest expense on notes payable	6,380	6,379	6,376	6,376	6,374
Interest expense on subordinated debentures	4,057	4,088	4,041	3,942	3,878
Amortization of deferred policy acquisition costs (b)	29,946	45,132	(8,750)	81,053	115,049
Other operating costs and expenses	37,426	38,979	33,597	31,924	32,540
Total benefits and expenses	683,198	1,040,183	(517,201)	986,065	571,231
Income (loss) before income taxes	23,196	(39,463)	66,216	207,673	114,242
Income tax expense (benefit) (c)	4,606	(9,453)	12,393	38,345	20,339
Net income (loss) (a)(b)(c)	$18,590	$(30,010)	$53,823	$169,328	$93,903

Earnings (loss) per common share	$0.20	$(0.33)	$0.59	$1.87	$1.04
Earnings (loss) per common share - assuming dilution (a)(b)(c)	$0.20	$(0.33)	$0.59	$1.85	$1.03

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	91,103	90,883	90,555	90,486	90,327
Earnings (loss) per common share - assuming dilution	91,785	91,744	91,622	91,651	91,271

(a)
Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased net income and earnings per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

(b)
Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $21.5 million and $30.6 million, respectively, and increased net income and earnings per common share - assuming dilution by $40.8 million and $0.45 per share, respectively.

(c)
Q3 2018 includes an income tax benefit from a worthless stock deduction related to a wholly-owned subsidiary which increased net income and earnings per common share - assuming dilution by $7.4 million and $0.08 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income (loss) adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net income (loss)	$18,590	$93,903	$(11,420)	$234,865
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment losses, including OTTI	2,625	25,624	2,930	25,647
Change in fair value of derivatives and embedded derivatives - fixed index annuities	99,868	(30,094)	250,812	(108,912)
Change in fair value of derivatives - debt	854	(739)	1,490	(2,571)
Income taxes	(22,346)	(2,046)	(54,819)	15,313
Non-GAAP operating income	$99,591	$86,648	$188,993	$164,342

Per common share - assuming dilution:
Net income (loss)	$0.20	$1.03	$(0.13)	$2.58
Adjustments to arrive at non-GAAP operating income:
Anti-dilutive effect of net loss	—	—	0.01	—
Net realized investment losses, including OTTI	0.03	0.28	0.03	0.28
Change in fair value of derivatives and embedded derivatives - fixed index annuities	1.09	(0.33)	2.73	(1.19)
Change in fair value of derivatives - debt	0.01	(0.01)	0.02	(0.03)
Income taxes	(0.24)	(0.02)	(0.60)	0.16
Non-GAAP operating income	$1.09	$0.95	$2.06	$1.80

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net realized investment gains and losses, including OTTI:
Net realized losses on investments, including OTTI	$5,045	$40,777	$5,608	$41,382
Amortization of DAC and DSI	(2,420)	(15,153)	(2,678)	(15,735)
Income taxes	(567)	(8,716)	(633)	(8,721)
	$2,058	$16,908	$2,297	$16,926
Change in fair value of derivatives and embedded derivatives:
Index annuities	$218,046	$(72,469)	$459,166	$(230,280)
Interest rate caps and swap	854	(739)	1,490	(2,571)
Amortization of DAC and DSI	(118,178)	42,375	(208,354)	121,368
Income taxes	(21,779)	6,670	(54,186)	24,034
	$78,943	$(24,163)	$198,116	$(87,449)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income

	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
Net income (loss)	$18,590	$(30,010)	$53,823	$169,328	$93,903
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment losses, including OTTI	2,625	305	9,525	10,278	25,624
Change in fair value of derivatives and embedded derivatives - fixed index annuities	99,868	150,944	36,186	545	(30,094)
Change in fair value of derivatives - debt	854	636	1,276	(597)	(739)
Income taxes	(22,346)	(32,473)	(10,475)	(8,491)	(2,046)
Non-GAAP operating income (b)(c)	$99,591	$89,402	$90,335	$171,063	$86,648

Per common share - assuming dilution:
Net income (loss)	$0.20	$(0.33)	$0.59	$1.85	$1.03
Adjustments to arrive at non-GAAP operating income:
Net realized investment losses, including OTTI	0.03	—	0.10	0.11	0.28
Change in fair value of derivatives and embedded derivatives - fixed index annuities	1.09	1.64	0.40	0.01	(0.33)
Change in fair value of derivatives - debt	0.01	0.01	0.01	(0.01)	(0.01)
Income taxes	(0.24)	(0.35)	(0.11)	(0.09)	(0.02)
Non-GAAP operating income (b)(c)	$1.09	$0.97	$0.99	$1.87	$0.95

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2018 includes a benefit from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact decreased interest sensitive and index product benefits by $53.6 million and increased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $42.0 million and $0.46 per share, respectively.

(c)
Q3 2018 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $20.5 million and $28.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $38.5 million and $0.42 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income

	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
Net realized (gains) losses on investments	$3,832	$563	$(3,097)	$2,196	$38,381
Net OTTI losses recognized in operations	1,213	—	18,980	14,373	2,396
Change in fair value of derivatives	(108,662)	(524,567)	1,017,555	(408,680)	28,741
Increase (decrease) in total revenues	(103,617)	(524,004)	1,033,438	(392,111)	69,518

Amortization of deferred sales inducements	49,101	35,494	77,745	(7,219)	(9,888)
Change in fair value of embedded derivatives	(327,562)	(766,323)	804,026	(383,716)	101,949
Amortization of deferred policy acquisition costs	71,497	54,940	104,680	(11,402)	(17,334)
Increase (decrease) in total benefits and expenses	(206,964)	(675,889)	986,451	(402,337)	74,727
Increase (decrease) in income (loss) before income taxes	103,347	151,885	46,987	10,226	(5,209)
Increase in income tax expense (benefit)	22,346	32,473	10,475	8,491	2,046
Increase (decrease) in net income (loss)	$81,001	$119,412	$36,512	$1,735	$(7,255)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Share

	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	247,294	247,227	247,161	247,096	247,032
Total debt	747,294	747,227	747,161	747,096	747,032
Total stockholders’ equity	3,497,475	2,939,537	2,399,101	2,489,296	2,426,825
Total capitalization	4,244,769	3,686,764	3,146,262	3,236,392	3,173,857
Accumulated other comprehensive (income) loss (AOCI)	(1,049,984)	(513,697)	52,432	(70,288)	(180,406)
Total capitalization excluding AOCI (a)	$3,194,785	$3,173,067	$3,198,694	$3,166,104	$2,993,451

Total stockholders’ equity	$3,497,475	$2,939,537	$2,399,101	$2,489,296	$2,426,825
Accumulated other comprehensive (income) loss	(1,049,984)	(513,697)	52,432	(70,288)	(180,406)
Total stockholders’ equity excluding AOCI (a)	$2,447,491	$2,425,840	$2,451,533	$2,419,008	$2,246,419

Common shares outstanding	90,936,324	90,784,123	90,369,229	90,277,626	90,233,346

Book Value per Share: (b)
Book value per share including AOCI	$38.46	$32.38	$26.55	$27.57	$26.89
Book value per share excluding AOCI (a)	$26.91	$26.72	$27.13	$26.80	$24.90

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	15.7%	15.8%	15.6%	15.8%	16.7%
Total debt / Total capitalization	23.4%	23.5%	23.4%	23.6%	25.0%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(c)	Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

Spread Results

Six Months Ended June 30,
2019	2018		Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
4.49%	4.42%	Average yield on invested assets	4.51%	4.48%	4.51%	4.54%	4.47%
1.89%	1.82%	Aggregate cost of money	1.88%	1.90%	1.95%	1.87%	1.83%
2.60%	2.60%	Aggregate investment spread	2.63%	2.58%	2.56%	2.67%	2.64%

		Impact of:
0.03%	0.06%	Investment yield - additional prepayment income	0.04%	0.01%	0.09%	0.11%	0.07%
0.03%	0.04%	Cost of money effect of over hedging	0.04%	0.02%	0.03%	0.07%	0.06%

$50,309,342	$47,346,876	Weighted average investments	$50,709,966	$49,908,718	$49,258,548	$48,466,817	$47,795,388
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Six Months Ended June 30,
2019	2018		Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
		Included in interest sensitive and index product benefits:
$217,677	$758,545	Index credits	$161,752	$55,925	$157,999	$369,011	$334,605
97,914	107,989	Interest credited	50,478	47,436	53,559	52,618	52,922
		Included in change in fair value of derivatives:
(224,890)	(767,173)	Proceeds received at option expiration	(166,430)	(58,460)	(162,433)	(378,149)	(341,616)
397,503	349,197	Pro rata amortization of option cost	199,006	198,497	198,999	191,362	180,465
$488,204	$448,558	Cost of money for deferred annuities	$244,806	$243,398	$248,124	$234,842	$226,376

$51,669,061	$49,158,118	Weighted average liability balance outstanding	$52,009,407	$51,328,715	$50,832,984	$50,273,893	$49,541,746
Annuity Account Balance Rollforward

Six Months Ended June 30,
2019	2018		Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
$51,053,450	$48,400,755	Account balances at beginning of period	$51,603,979	$51,053,450	$50,612,519	$49,935,266	$49,148,224
2,605,690	1,997,591	Net deposits	1,425,325	1,180,365	1,040,857	929,480	1,066,857
93,991	93,137	Premium bonuses	48,370	45,621	44,450	41,878	49,467
315,591	866,534	Fixed interest credited and index credits	212,230	103,361	211,558	421,629	387,527
(35,936)	(32,802)	Surrender charges	(19,480)	(16,456)	(15,710)	(17,132)	(16,520)
(77,730)	(72,927)	Lifetime income benefit rider fees	(41,220)	(36,510)	(44,684)	(41,233)	(38,486)
(1,540,221)	(1,317,022)	Surrenders, withdrawals, deaths, etc.	(814,369)	(725,852)	(795,540)	(657,369)	(661,803)
$52,414,835	$49,935,266	Account balances at end of period	$52,414,835	$51,603,979	$51,053,450	$50,612,519	$49,935,266

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Six Months Ended June 30,
2019	2018		Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
		American Equity Life:
$2,238,662	$1,786,025	Fixed index annuities	$1,211,004	$1,027,658	$944,097	$830,759	$952,675
7,062	31,672	Annual reset fixed rate annuities	3,614	3,448	5,574	8,390	15,455
714	2,889	Multi-year fixed rate annuities	566	148	332	360	888
3,815	15,943	Single premium immediate annuities	1,747	2,068	2,893	4,977	5,313
2,250,253	1,836,529		1,216,931	1,033,322	952,896	844,486	974,331
		Eagle Life:
413,038	333,683	Fixed index annuities	235,558	177,480	162,847	163,871	173,119
193	621	Annual reset fixed rate annuities	66	127	484	450	348
72,572	61,443	Multi-year fixed rate annuities	47,004	25,568	12,802	34,851	53,419
485,803	395,747		282,628	203,175	176,133	199,172	226,886
		Consolidated:
2,651,700	2,119,708	Fixed index annuities	1,446,562	1,205,138	1,106,944	994,630	1,125,794
7,255	32,293	Annual reset fixed rate annuities	3,680	3,575	6,058	8,840	15,803
73,286	64,332	Multi-year fixed rate annuities	47,570	25,716	13,134	35,211	54,307
3,815	15,943	Single premium immediate annuities	1,747	2,068	2,893	4,977	5,313
2,736,056	2,232,276	Total before coinsurance ceded	1,499,559	1,236,497	1,129,029	1,043,658	1,201,217
126,551	218,742	Coinsurance ceded	72,487	54,064	85,279	109,201	129,047
$2,609,505	$2,013,534	Net after coinsurance ceded	$1,427,072	$1,182,433	$1,043,750	$934,457	$1,072,170
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at June 30, 2019:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	13.1	7.3	11.8%	$50,360,466	96.1%
Annual Reset Fixed Rate Annuities	9.7	3.6	6.6%	1,455,024	2.8%
Multi-Year Fixed Rate Annuities	4.4	0.9	2.1%	599,345	1.1%
Total	13.0	7.2	11.5%	$52,414,835	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$832,720	$2,547,068
0.0% < 2.0%	10,840	158,025
2.0% < 3.0%	8,298	392,972
3.0% < 4.0%	34,544	739,629
4.0% < 5.0%	24,527	742,044
5.0% < 6.0%	58,341	1,871,958
6.0% < 7.0%	292,799	1,461,916
7.0% < 8.0%	122,931	3,855,716
8.0% < 9.0%	47,275	3,491,849
9.0% < 10.0%	66,194	3,741,620
10.0% or greater	555,900	31,357,669
	$2,054,369	$50,360,466

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,379,788	0.00%
2019	207,475	2.30%
2020	772,810	3.55%
2021	1,260,451	5.23%
2022	1,816,585	6.40%
2023	4,491,415	7.42%
2024	5,265,670	9.38%
2025	6,011,345	10.14%
2026	5,284,161	11.52%
2027	4,469,291	13.01%
2028	4,717,094	13.82%
2029	4,608,479	15.17%
2030	2,631,597	17.73%
2031	3,205,655	18.31%
2032	2,185,329	18.72%
2033	1,204,925	19.17%
2034	711,959	19.68%
2035	190,806	20.00%
	$52,414,835	11.52%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$987,706	$1,362,170
› 0.0% - 0.25%	53,773	187,907
› 0.25% - 0.5%	245,051	3,501
› 0.5% - 1.0%	42,866	15,784
› 1.0% - 1.5%	11,072	—
1.00% ultimate guarantee - 2.39% wtd avg interest rate (a)	463,923	659,792
1.50% ultimate guarantee - 1.22% wtd avg interest rate (a)	150,042	3,502,903
1.75% ultimate guarantee - 2.05% wtd avg interest rate (a)	16,037	222,048
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	83,899	—
2.25% ultimate guarantee - 1.88% wtd avg interest rate (a)	—	860,663
3.00% ultimate guarantee - 2.08% wtd avg interest rate (a)	—	1,631,684
Allocated to index strategies (see tables that follow)	—	41,914,014
	$2,054,369	$50,360,466

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2019 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.16%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,751	$91,528	$4,076,935	$71,454	$170,697
1.75% - 3%	7,500,978	—	—	—	—
3% - 4%	474,162	12,694	—	—	—
4% - 5%	643,798	230,833	2,422,287	—	—
5% - 6%	594,239	195,085	36,928	—	—
6% - 7%	—	—	430	—	—
>= 7%	8,089	7,520	727	6,862	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$906	$374,303	$108,369	$122,315
< 20%	687,319	—	—	—
20% - 40%	925,615	167,683	—	—
40% - 60%	2,686,266	97,691	62,212	—
60% - 100%	281,776	—	—	—
> 100%	172,083	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,450,986
1.10% - 1.30%	7,845,619
1.40% - 1.60%	3,067,397
1.70% - 2.00%	651,432
>= 2.10%	1,003

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	424,024
2.25% - 2.75%	533,979
3.00% - 3.50%	3,295,941
3.75% - 4.50%	1,288,397
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.68% based upon prices of options for the week ended July 16, 2019.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

Summary of Invested Assets

	June 30, 2019		December 31, 2018
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$12,023	0.1%	$11,652	—%
United States Government sponsored agencies	1,214,609	2.2%	1,138,529	2.3%
United States municipalities, states and territories	4,299,962	7.8%	4,126,267	8.3%
Foreign government obligations	233,095	0.4%	230,274	0.5%
Corporate securities	31,312,263	57.2%	28,371,514	57.4%
Residential mortgage backed securities	1,338,946	2.4%	1,202,159	2.4%
Commercial mortgage backed securities	5,673,990	10.4%	5,379,003	10.9%
Other asset backed securities	6,086,415	11.1%	5,464,329	11.1%
Total fixed maturity securities	50,171,303	91.6%	45,923,727	92.9%
Mortgage loans on real estate	3,083,675	5.6%	2,943,091	6.0%
Derivative instruments	888,208	1.6%	205,149	0.4%
Other investments	642,219	1.2%	355,531	0.7%
	$54,785,405	100.0%	$49,427,498	100.0%
Credit Quality of Fixed Maturity Securities - June 30, 2019

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$29,363,924	58.5%	Aaa/Aa/A	$29,650,285	59.1%
2	19,421,029	38.7%	Baa	19,089,841	38.0%
3	1,213,115	2.4%	Ba	1,089,291	2.2%
4	166,568	0.4%	B	140,148	0.3%
5	—	—%	Caa	99,000	0.2%
6	6,667	—%	Ca and lower	102,738	0.2%
	$50,171,303	100.0%		$50,171,303	100.0%
Watch List Securities - June 30, 2019

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Consumer discretionary	$52,561	$(6,178)	$46,383	0 - 53
Energy	66,817	(15,523)	51,294	0 - 58
Industrials	563	(250)	313	1
Materials	3,990	1,382	5,372	—
Other asset backed securities:
Financials	977	—	977	—
Industrials	8,742	(2,648)	6,094	44
	$133,650	$(23,217)	$110,433

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	June 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,215,244	$1,226,632	$1,220,340	$1,150,181
United States municipalities, states and territories	3,911,329	4,299,962	3,880,703	4,126,267
Foreign government obligations	216,161	233,095	226,860	230,274
Corporate securities:
Capital goods	2,508,048	2,686,319	2,491,620	2,485,845
Consumer discretionary	5,905,490	6,297,587	5,742,182	5,665,192
Energy	2,563,826	2,686,006	2,543,114	2,468,545
Financials	6,402,601	6,856,173	6,046,859	6,054,591
Government non-guaranteed	564,688	620,149	564,912	578,657
Industrials	311,309	329,821	302,078	298,620
Information technology	1,878,573	2,011,300	1,794,676	1,781,800
Materials	1,872,771	1,984,125	1,771,359	1,759,325
Other	450,404	478,854	434,228	432,739
Telecommunications	1,578,504	1,692,936	1,604,307	1,594,978
Transportation	1,470,234	1,557,261	1,438,723	1,428,378
Utilities	3,771,847	4,111,732	3,749,080	3,822,844
Residential mortgage backed securities:
Government agency	616,844	672,614	604,998	636,632
Prime	513,806	542,697	420,350	434,991
Alt-A	102,268	123,635	109,275	130,536
Commercial mortgage backed securities:
Government agency	418,783	440,638	442,287	438,063
Non-agency	5,065,030	5,233,352	5,049,984	4,940,940
Other asset backed securities:
Auto	410,101	419,123	315,439	318,616
Energy	7,587	8,699	—	—
Financials	4,967	5,488	8,322	8,931
Industrials	195,075	200,408	217,358	216,724
Collateralized loan obligations	4,871,305	4,743,188	4,579,467	4,320,168
Military housing	445,713	501,039	438,350	464,071
Other	205,448	208,470	134,319	135,819
	$47,477,956	$50,171,303	$46,131,190	$45,923,727

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	June 30, 2019		December 31, 2018
	Principal	Percent	Principal	Percent
Geographic distribution
East	$586,068	19.0%	$586,773	19.9%
Middle Atlantic	210,993	6.8%	168,969	5.7%
Mountain	374,429	12.1%	357,642	12.1%
New England	9,286	0.3%	9,418	0.3%
Pacific	560,882	18.1%	521,363	17.7%
South Atlantic	704,523	22.8%	694,599	23.5%
West North Central	282,706	9.1%	291,890	9.9%
West South Central	363,671	11.8%	321,810	10.9%
	$3,092,558	100.0%	$2,952,464	100.0%

Property type distribution
Office	$243,948	7.9%	$268,932	9.1%
Medical office	31,402	1.0%	33,467	1.1%
Retail	1,126,770	36.4%	1,091,627	37.0%
Industrial/Warehouse	856,481	27.7%	762,887	25.8%
Apartment	633,492	20.5%	600,638	20.3%
Agricultural	39,226	1.3%	25,000	0.9%
Mixed use/other	161,239	5.2%	169,913	5.8%
	$3,092,558	100.0%	$2,952,464	100.0%

	June 30, 2019	December 31, 2018
Credit exposure - by payment activity
Performing	$3,092,558	$2,952,464
In workout	—	—
Delinquent	—	—
Collateral dependent	—	—
	3,092,558	2,952,464
Specific loan loss allowance	(229)	(229)
General loan loss allowance	(7,600)	(8,010)
Deferred prepayment fees	(1,054)	(1,134)
	$3,083,675	$2,943,091

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00

2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28

2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00
Fourth Quarter	$32.54	$28.06	$30.73	$0.26
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2019

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com
John Nadel
UBS Investment Bank
(212) 713-4299
john.nadel@ubs.com